                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 27, 2004



                           Federal Signal Corporation
             (Exact name of registrant as specified in its charter)


              Delaware                   0-693                   36-1063330

  (State or other jurisdiction      (Commission File           (IRS Employer
        of incorporation)                Number)            Identification No.)


                 1415 W. 22nd Street, Oak Brook, Illinois   60523
               (Address of principal executive offices)   (Zip Code)


                                 (630) 954-2000
              (Registrant's telephone number, including area code)

ITEM 7.01.  REGULATION FD DISCLOSURE

On August 25, 2004, Federal Signal Corporation (the "Registrant") issued an earnings release announcing that the Port Authority of New York and New Jersey awarded Federal APD a $47 million contract to supply integrated parking and revenue control systems for LaGuardia, Kennedy International and Newark Liberty International airports. Federal APD, a wholly-owned subsidiary of the Registrant, is the largest U.S. manufacturer of parking control products. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

            99.1     Federal Signal Corporation Press Release Dated
                     August 25, 2004

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     FEDERAL SIGNAL CORPORATION



Dated:  August 27, 2004              By:   /s/ Robert D. Welding
                                        ----------------------------
                                         Robert D. Welding
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No                 Description
----------                 -----------

99.1                       Press Release Dated August 25, 2004